UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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Form 8-K
_____________________________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 16, 2013
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Forest City Enterprises, Inc.
(Exact name of registrant as specified in its charter)
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Ohio (State or other jurisdiction of incorporation or organization)	1-4372 (Commission File Number)	34-0863886 (I.R.S. Employer Identification No.)

Terminal Tower, 50 Public Square Suite 1100, Cleveland, Ohio		44113
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: 216-621-6060

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 – Entry into a Material Definitive Agreement.
Exchange of 3.625% Puttable Equity-Linked Senior Notes due 2014 for Class A Common Stock.
On April 16, 2013, Forest City Enterprises, Inc. (the “Company"), entered into separate, privately negotiated exchange agreements (the “Exchange Agreements”) under which it will exchange $138,853,000 in aggregate principal amount of the Company's outstanding 3.625% Puttable Equity-Linked Senior Notes due 2014 (the “Senior Notes”). Under the Exchange Agreements, holders of the Senior Notes will receive approximately 9,549,721 shares of the Company's Class A Common Stock, par value $0.33-1/3 per share (the “Class A Common Stock”), a cash payment of $4,859,946 for additional exchange consideration, accrued interest and in lieu of fractional shares. The number of shares of Class A Common Stock to be issued in exchange for the Senior Notes equals the number of shares into which the Senior Notes would currently be convertible. The Company will issue the Class A Common Stock in reliance on the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended (“Securities Act”).
A copy of the basic form of the Exchange Agreement is attached hereto as Exhibit 10.1 and incorporated herein by reference.
A copy of the press release announcing the Company's exchange of its Senior Notes for Class A Common Stock is “furnished” as Exhibit 99.1 to this Current Report on Form 8-K. The information in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or incorporated by reference in any filing under the Securities Act or the Exchange Act.

Item 3.02 – Unregistered Sales of Equity Securities.
The information required by Item 3.02 is contained in Item 1.01 of this Form 8-K and is incorporated herein by reference

Item 9.01. Exhibits.

(d)	Exhibits

Exhibit Number		Description
10.1	—	Form of Exchange Agreement
99.1	—	Press release dated April 16, 2013 announcing the Company's exchange of its 3.625% Puttable
Equity-Linked Senior Notes due 2014 for Class A Common Stock.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOREST CITY ENTERPRISES, INC.

Date:	April 16, 2013	By:	/s/ ROBERT G. O'BRIEN
		Name:	Robert G. O’Brien
		Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number		Description
10.1	—	Form of Exchange Agreement
99.1	—	Press release dated April 16, 2013 announcing the Company's exchange of its 3.625% Puttable
Equity-Linked Senior Notes due 2014 for Class A Common Stock.